KITE REALTY GROUP TRUST
FIRST QUARTER 2008

KRG
NYSE
Kite Realty Group Trust First Quarter 2008

DISCLAIMER

       This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as “expects”, “anticipates”, “intends”, “plans”,
“believes”, “seeks”, “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.
Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.
Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2006 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.

COMPANY OVERVIEW

Internal Growth

Operational Efficiencies

Existing Vacancy

Development

Complete Current Development Pipeline

Financing Secured (76% funded)

Commence construction of Visible Shadow Pipeline

Execute capital plan

Continue to Manage Debt Maturities

Balance Sheet Management

PRIMARY OBJECTIVES FOR THE COMPANY

▪

Commercial, 6%
Unanchored, 13%
Grocery Component, 33%
Community and Power Centers, 48%

KRG NYSE
Kite Realty Group Trust First Quarter 2008

Consumer Behavior

        Nationwide consumption levels will fluctuate, but a portion of the consumer’s behavior is derived from necessity.  Grocery-anchored centers and value-oriented retailers such as Target will continue to create shopping center traffic.

COMPANY OVERVIEW

Information as of December 31, 2007

(1)

Includes Projected Total GLA for properties in the Current Development/Redevelopment Pipeline.  Total GLA includes owned GLA, square  footage attributable to non-owned outlot structures on land that the Company owns, and non-owned anchor space that currently exists or is under construction.

Property Type Allocation by Projected total GLA1

Northeast, 1%
Northwest, 6%
South, 10%
Midwest, 38%
Southeast, 45%

KRG NYSE
Kite Realty Group Trust First Quarter 2008

(1)

Total GLA includes owned GLA, square footage attributable to non-owned  outlot  structures on land that the Company owns, and non-owned anchor space that currently exists or is under construction.

(2)

Includes Projected Total GLA for properties in the Current Development, Redevelopment, and Visible Shadow Pipelines.

Projected Total GLA Including Pipelines1,2

GEOGRAPHIC DIVERSIFICATION

COMPANY OVERVIEW

Information as of December 31, 2007

KITE REALTY GROUP

KRG NYSE

Kite Realty Group Trust First Quarter 2008

Information as of December 31, 2007 except as noted

(1)

Subsequent to December 31, 2007, the Company successfully negotiated a lease termination with Circuit City at Sunland Towne
Center in El  Paso, TX effective January 2008.  This lease termination is reflected in the table above.

(2)

As of February 26, 2008.

COMPANY OVERVIEW

STRONG TENANT DIVERSITY

% of Portfolio

S&P

Annualized Base Rent

Credit Rating

2

Lowe's Home Improvement

3.5%

A+

Publix

2.5%

n/a

Marsh Supermarkets

2.2%

n/a

Circuit City

1

2.2%

n/a

Bed Bath & Beyond

1.8%

BBB

Petsmart

1.8%

BB

7

Staples

1.7%

BBB+

8

Dick's Sporting Goods

1.7%

n/a

9

Ross Stores

1.6%

BBB

10

HEB Grocery Company

1.6%

n/a

Total

20.6%

Top 10 Retail Tenants by Base Rent

KRG NYSE
Kite Realty Group Trust First Quarter 2008

GROWTH STRATEGY

STRONG UPSIDE

Only 27% occupied

Growth source for late 2008 and early 2009

23% remaining to be leased:  118,000 square feet of shops

LOW RISK PROFILE

77% leased or committed

76% funded, with additional costs covered via construction loans

Execute small shop leases and build out tenant spaces

Information as of December 31, 2007

EMBEDDED GROWTH:  CURRENT DEVELOPMENTS

KRG NYSE
Kite Realty Group Trust First Quarter 2008

GROWTH STRATEGY

A CASE STUDY:  RIVERS EDGE SHOPPING CENTER

Location:  Keystone-Castleton, the most heavily traveled retail corridor in Indianapolis

Competitive Advantage:  Off-market pricing, long-standing relationships

Capitalization:  Partially funded by non-core, net-lease asset sale

Leasing Upside:  Vacant space (80% leased) plus below market rents in place

Development Upside:  Maximize site with potential additional GLA

Asset Management Upside:  Improve access, visibility, sponsorship

SELECTIVE ACQUISITIONS

-
-

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Beyond

KRG NYSE
Kite Realty Group Trust First Quarter 2008

GROWTH STRATEGY

Nearly 30 percent ($20 million) of annualized base rent expires from 2010 to 2012

From 2010 to 2012, over 530,000 square feet per year will expire (compared to 250,000 per year from 2008 to 2009)

Information as of December 31, 2007

SAME STORE GROWTH VIA LEASE EXPIRATIONS

Dollars in thousands

Annual Base Rent Expiring Per Year

KRG NYSE

Kite Realty Group Trust First Quarter 2008

GROWTH STRATEGY

Existing Vacancy

Operating retail portfolio is a healthy 94.8 percent leased

246,000 square feet are available to be leased

Leasing one-quarter of this space at our portfolio average shop rent of $20 per square foot could generate approximately $.03 per share of FFO

Operational Efficiencies

Leveraging bargaining power with national providers

Maintain class-A properties while managing to the CAM caps

Controlling variable costs – insurance and real estate taxes

Ancillary Income

3rd Party Construction and Service Fee Revenue

Leveraging our in-house construction company to generate FFO

Utilize current infrastructure to attract 3rd party contracts

Merchant building as a source of capital

Information as of December 31, 2007

EMPHASIZING INTERNAL GROWTH

KRG NYSE
Kite Realty Group Trust First Quarter 2008

PEER GROUP COMPARISON

At 8.6%, our FFO per share growth from 2006 to 2007 was 32% better than our peer group average of 6.5%

2006

2007

%

Company

FFO/sh

FFO/sh

Growth

Kimco Realty Corporation

$2.21

$2.59

17.3%

Federal Realty

$3.26

$3.63

11.3%

Developers Diversified

$3.41

$3.79

11.1%

Acadia Realty Trust

$1.19

$1.30

9.2%

Regency Centers Corp

$3.88

$4.20

8.2%

Weingarten Realty

$2.83

$3.06

8.1%

Inland Real Estate Corp

$1.33

$1.43

7.5%

Cedar Shopping Centers

$1.21

$1.22

0.8%

Ramco Gershenson

$2.54

$2.56

0.8%

Equity One, Inc

$1.48

$1.34

-9.5%

Average

6.5%

Kite Realty Group

$1.16

$1.26

8.6%

KRG NYSE

Kite Realty Group Trust First Quarter 2008

PEER GROUP COMPARISON

(1)

Source:  FirstCall mean estimate as of February 27, 2008.

Assuming a peer group average multiple of 12.6x, our stock is trading at a 23%
discount

Price

Consensus

Company

2/27/2008

Estimate

1

Multiple

Federal Realty

$74.14

$3.91

19.0x

Acadia Realty Trust

$23.19

$1.35

17.2x

Equity One, Inc

$21.83

$1.42

15.4x

Regency Centers Corp

$60.45

$4.59

13.2x

Kimco Realty Corporation

$35.32

$2.75

12.8x

Weingarten Realty

$32.74

$3.21

10.2x

Developers Diversified

$40.26

$3.97

10.1x

Inland Real Estate Corp

$14.04

$1.45

9.7x

Cedar Shopping Centers

$11.90

$1.26

9.4x

Ramco Gershenson

$22.76

$2.65

8.6x

Average

12.6x

Kite Realty Group

$13.27

$1.30

10.2x

Priced with Average Multiple

$16.33

12.6x

Current Discount

-23.1%

KRG NYSE
Kite Realty Group Trust First Quarter 2008

PEER GROUP COMPARISON

Our dividend yield remains attractive

(1)

Source:  Company filings.

Current

Price

Annual

Company

2/27/2008

Dividend

1

Yield

Ramco Gershenson

$22.76

$1.85

8.1%

Cedar Shopping Centers

$11.90

$0.90

7.6%

Inland Real Estate Corp

$14.04

$0.98

7.0%

Developers Diversified

$40.26

$2.76

6.9%

Weingarten Realty

$32.74

$2.10

6.4%

Kite Realty Group

$13.27

$0.82

6.2%

Equity One, Inc

$21.83

$1.20

5.5%

Regency Centers Corp

$60.45

$2.90

4.8%

Kimco Realty Corporation

$35.32

$1.60

4.5%

Acadia Realty Trust

$23.19

$0.84

3.6%

Federal Realty

$74.14

$2.44

3.3%

PEER GROUP COMPARISON

Operating cash flow ensures a healthy fixed charge coverage ratio

(1)

Source:  Company filings for period ended December 31, 2007.

(2)

Fixed Charge Coverage defined as EBITDA divided by Interest Expense plus Preferred Dividends.

Fixed Charge

Company

Coverage

Regency Centers Corp

3.4x

Federal Realty

2.9x

Acadia Realty Trust

2.9x

Developers Diversified

2.7x

Inland Real Estate Corp

2.6x

Equity One, Inc

2.3x

Kimco Realty Corporation

2.2x

Weingarten Realty

2.1x

Cedar Shopping Centers

2.0x

Ramco Gershenson

2.0x

Average

2.5x

Kite Realty Group

2.9x

DEVELOPMENT & REDEVELOPMENT PIPELINE

Information as of December 31, 2007

Medical Practice Groups

$8,500

100.0%

41,000

Indianapolis, IN

Spring Mill Medical II

55.3%

84.1%

76.9%

79.0%

82.5%

82.4%

100.0%

17.3%

33.4%

75.1%

87.3%

Percent
Committed3

Staples

$3,500

72,271

Naples, FL

Shops at Eagle Creek

$18,500

757,271

Sub-Total

Redevelopments

Target (non-owned), Lowe’s (non-
owned), Macy’s, Staples

$15,000

685,000

Indianapolis, IN

Glendale Town Center

$145,800

1,033,825

Sub-Total

Whole Foods, Staples

$47,000

163,600

Ft. Lauderdale, FL

Cobblestone Plaza2

Seattle, WA

Tri-Cities, WA

Chicago, IL

Indianapolis, IN

Indianapolis, IN

Crown Point, IN

Tampa, FL

MSA

Project

Projected

Total GLA1

Total Est.

Cost (000s)

Anchor Tenants

Bayport Commons2

286,000

$27,300

Target (non-owned), Michael’s,

Best Buy, PetSmart

Beacon Hill Phase Il2

19,160

$5,000

Strack & VanTil's (non-owned),
Walgreens (non-owned)

Bridgewater Marketplace I

50,820

$11,300

Walgreens (non-owned)

54th & College

20,100

$2,500

Fresh Market

Naperville Marketplace

151,607

$16,500

Caputo's Fresh Market (non-owned),
TJ Maxx

Sandifur Plaza2

12,538

$3,400

Small Shops, Walgreens

Gateway Shopping Ctr2

289,000

$24,300

Ross Stores, PetSmart, Kohl’s (non-
owned), Winco (non-owned)

Total Current Development and Redevelopment

1,791,096

$164,300

(1)     Includes owned GLA, plus square footage attributable to non-owned outlot structures and non-owned outlot anchor space.

(2)    Held in a joint venture entity.

(3)    Percent Committed includes leases under negotiation for which the company has signed non-binding letter of intent.

KRG NYSE
Kite Realty Group Trust First Quarter 2008

VISIBLE SHADOW PIPELINE

Information as of December 31, 2007

Power Center

$26,200

308,000

Chicago, IL

100%

South Elgin Commons

$391,800

3,092,000

Total Visible Shadow
Pipeline

Retail, Apartments, Office

$70,000

465,000

South Bend, IN

100%

Eddy Street Commons, Ph I4

Power Center

$25,600

345,000

Raleigh, NC

100%

Broadstone Station (Apex)

$36,000

$100,000

$134,000

Est. Total

Cost1 (000s)

100%

50%

40%

KRG %

Owned

Maple Valley

Delray Marketplace3

Parkside Town Commons2

Project

Mixed Use Center

1,500,000

Raleigh, NC

Grocery, Theater

Jr. Boxes, Shops,

Restaurants

318,000

Delray Beach, FL

Grocery, Hardware,

Shops, Restaurants

156,000

Seattle, WA

Potential Tenancy

Est. Total

GLA1

MSA

(1)

Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.

(2)

Acquired in a joint venture with Prudential Real Estate Investors. KRG’s ownership interest will change to 20% upon commencement of construction.

(3)

Held in joint venture entity.

(4)

Total estimated cost of the initial phase includes retail, office, and multi-family.  The Company intends to own 100% of the retail and office while utilizing a joint venture for the multi-family component.

KRG NYSE Kite Realty Group Trust First Quarter 2008

Information as of December 31, 2007

DEVELOPMENT PIPELINE

A CASE STUDY IN RISK MITIGATION:  EDDY STREET COMMONS

$200 million mixed-use development near the University of Notre Dame in South Bend, IN will be completed in phases

$70 million Phase I, which will include retail, office and multifamily, was only recently added to the Visible Shadow Pipeline

Three goals were set and accomplished before significant capital would be spent:

One, the land was fully entitled with a planned unit development designation

Two, final municipal and state approvals were received for significant TIF incentives

Three, negotiations with the University of Notre Dame on final deal structure were completed

Joint venture arrangements for multi-family and hotel components will be utilized to mitigate risk and maximize expertise

Additional land for residential units will be acquired from the university at our discretion and based solely on residential market demand

KITE REALTY GROUP

EDISON/ANGELA BOULEVARD
APARTMENTS OVER RETAIL
OFFICE OVER RETAIL
CONDOMINIUMS OVER FULL SERVICE HOTEL
LIMITED SERVICE HOTEL
CITY HOMES
PARKING GARAGE
EDDY STREET
DUEY STREET
BURNS STREET
APARTMENTS OVER RETAIL
CONDOMINIUMS
FLATS
CITY HOMES
NAPOLEON STREET
COURTYARD TOWN HOMES

KRG NYSE

Kite Realty Group Trust First Quarter 2008

DEVELOPMENT PIPELINE

A CASE STUDY IN RISK MITIGATION:  EDDY STREET COMMONS

Phase I – Retail, Office, Multi-family

KRG NYSE
Kite Realty Group Trust First Quarter 2008

DEVELOPMENT PIPELINE

VALUE CREATION EMBEDDED IN CURRENT DEVELOPMENT PIPELINE

(1)

Adjusted to account for the Company’s share of projects held in joint ventures.

(2)

Reflects Parkside Town Commons being developed within the Prudential joint venture with the Company owning 20 percent upon commencement of construction.

(3)

Based on 37,319,842 common shares and operating partnership units outstanding as of December 31, 2007.

$2.71

Per Outstanding Share/Unit 3

$101M

Estimated Value Creation

$(327M)

Less Cost

$428M

Value at 6.5% Cap Rate

$27.8M

Projected NOI

8.50%

Projected Yield

$327M

Total Pipeline Cost - KRG Share

$235M

Visible Shadow Pipeline 1,2

$92M

Current Development Pipeline 1

KRG
NYSE
Kite Realty Group Trust First Quarter 2008

Source:  Applied Geographic Solutions

DEVELOPMENT NOT DEPENDENT ON GROWTH

STRONG DEMOGRAPHICS

Operating Portfolio

3 Mile

5 Mile

Development Pipeline

3 Mile

5 Mile

2007 Est. Population

49,691

124,977

2007 Est. Population

44,549

118,951

2012 Est. Population

54,416

136,673

2012 Est. Population

51,023

133,272

Projected Annual Growth

1.8%

1.8%

Projected Annual Growth

2.8%

2.3%

Average HH Income

$77,012

$77,007

Average HH Income

$87,910

$84,716

Expenditure Potential

$186M

$466M

Expenditure Potential

$190M

$488M

Portfolio Demographic Comparison

Operating Portfolio vs. Development Pipeline

Radius

Radius

DEVEOPLMENT CAPITAL NEEDS

A CLEAR PLAN

Current Development Pipeline

76% funded as of year end 2007 with construction loans in place to fund remaining $36 million

Visible Shadow Pipeline

Parkside Town Commons

Current land loan to be converted to 100% LTC construction loan upon construction start

Delray Marketplace

Equity from line in project currently

Construction loan upon anchor lease signing and construction commencement

Maple Valley

Equity from line funded initial land acquisition

Construction loan upon anchor lease signing and construction commencement

Broadstone Station - Apex

Project equity funded via land sales to anchor tenants

Construction loan upon anchor lease signing and construction commencement

South Elgin

Financed with construction loans and sold at completion

Eddy Street Commons Phase I

Project equity via line of credit and sale of residential and condominiums

Construction loan financing in phased manner

Shadow Pipeline

Funded with JV partners, construction loans, sale of non-core assets, and line of credit

Information as of December 31, 2007

MANAGING DEBT MATURITIES

AGGRESSIVE REFINANCING, SOLID EXECUTION

AS OF SEPTEMBER 30, 2007

2008 Maturities: $118 million

$109.4 million construction/land loans

$8.6 million other variable and mini-perm loans

Current conditions and long-standing relationships have allowed us to hedge many of the recent extensions with pricing preferable to the current permanent loan market

The result?  Accretive transactions and maintained flexibility in a difficult credit environment

AS OF FEBRUARY 27, 2008

2008 Maturities: $21 million

$17.8 million construction loans

2 loans with late 2008 maturities

$3.2 million other variable and mini-perm loans

COMMITTED MANAGEMENT

Senior management owns approximately 22 percent of the Company and has acquired over 400,000 shares and 800,000 units since the IPO at a cost of approximately $21M

0.2%

8 years

EVP & CFO

Dan Sink

22.1%

7.1%

16 years

President & CEO

John Kite

4.1%

12 years

Sr. EVP & COO

Tom McGowan

10.7%

47 years

Executive Chairman

Al Kite

Ownership 1

Tenure with

Company

(1)   As of December 31, 2007, and includes units of Operating Partnership.

KRG NYSE

Kite Realty Group Trust First Quarter 2008

OPERATING METRICS

For the Three Months Ended December 31, 2007

2.6x

2.9x

Fixed Charge Coverage2

5.4%

3.8%

G&A /Total Revenue

95.3%

94.3%

Portfolio % Leased

69%

60%

FFO Payout %

69.4%

74.1%

NOI / Revenue

Selected

Peer Group

Average1

KRG

(1)

     Peer Group consists of KIM, DDR, AKR, REG and RPT.

(2)

     Defined as EBITDA divided by Interest Expense plus Preferred Dividends.

KRG
NYSE
Kite Realty Group Trust
First Quarter 2008

A SOLID FOUNDATION

Healthy pay-out ratio

Strong fixed charge coverage

Capital available for development pipeline

‘A’ locations

High occupancy

Below market rents

IN CONCLUSION

A CLEAR STRATEGY

2008 – 2012 Growth initiatives

Shadow pipeline

Internal growth

Financial strength

Good real estate wins

CORPORATE PROFILE

       Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust engaged primarily in the ownership, operation, management, leasing, acquisition, construction, expansion, and development of high quality neighborhood and community shopping centers in selected growth markets in the United States. The Company owns interests in a portfolio of operating retail properties, retail properties under development, operating commercial properties, a related parking garage, commercial property under development and parcels of land that may be used for future development of retail or commercial properties.

       Our strategy is to maximize the cash flow of its operating properties, successfully complete the construction and lease-up of the development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. A significant volume of growth opportunity is sourced through the extensive network of tenant, corporate and institutional relationships that have been established over the last four decades. Current investments are focused in the development and acquisition of high quality, well located shopping centers.